Acquisition	12 Months Ended
Dec. 31, 2021
Acquisition
Acquisition

32 Acquisition

On October 29, 2020, Prenetics HK and Prenetics EMEA Limited, a wholly-owned subsidiary of the Company, entered into a share purchase agreement with the then shareholders of Oxsed Limited (the “Acquisition”). The Acquisition’s consideration consists of:

(1)	cash consideration of GBP2,000,000 (equivalent to $2,574,145 as completion payment;
(2)	deferred consideration of GBP1,000,000 (equivalent to $1,287,072) payable on October 29, 2021;
(3)	exchange loan notes with a principal amount of GBP10,000,000 (equivalent to $12,870,723), of which GBP5,865,450 (equivalent to $7,549,258) can be exchanged into 1,652,248 ordinary shares of Prenetics HK immediately on October 29, 2020, and the remaining would be exchangeable into Prenetics HK’s ordinary shares annually over a three-year period (see note 27(a)(ii)); and
(4)	an additional contingent consideration as the earn-out payment which is calculated based on 15% of the net sales amounts in respect of the upcoming three financial years starting from the completion date of the Acquisition and capped at GBP15,000,000 (equivalent to $19,306,085).

Such contingent consideration will be payable within a specified period as stated in the share purchase agreement after the end of each of the three financial years starting from the completion date of the Acquisition.

Upon the completion of the Acquisition, Oxsed Limited becomes an indirect wholly-owned subsidiary of the Company.

The management has applied the simplified assessment to determine whether an acquired set of activities and assets is an asset rather than business acquisition. The Acquisition was accounted for as an acquisition of assets and liabilities because based on management’s assessment, substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset which represents a set of intellectual property rights for developing the real time reverse transcription loop-mediated isothermal amplification (RT-LAMP) technology. The RT-LAMP technology was used to develop a viral RNA molecular test or nucleic acid amplification test for COVID-19 that received CE mark from the European Commission and approval from the Medicines and Healthcare products Regulatory Agency (MHRA) in the United Kingdom.

Accordingly, the Group recognized the set of intellectual property rights as an intangible asset totaling $17,619,789 which has an estimated useful life of 20 years. Given the contingent consideration is a variable payment based on future revenues, it is not a present obligation and therefore do not form part of the cost of the intangible asset. Instead, it is charged to profit or loss in the accounting period in which they are incurred. The transaction does not give rise to any goodwill.

On 29 October 2021, deferred consideration of GBP1,000,000 (equivalent to $1,225,783) has been settled.

On November 11, 2021, 388,216 ordinary shares valued at $1,778,029 were issued upon the conversion of the exchange loan notes by the then-shareholders of Oxsed Limited (see note 27(a)(ii)).